SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 1, 2004

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 5. Other Events

On July 1, 2004, Sunoco, Inc. issued a press release announcing that its board of directors has approved an increase in the Company’s quarterly dividend. The quarterly dividend will increase two and one-half cents per share, or 9 percent, to a new quarterly dividend rate of 30 cents per share. The dividend is payable on September 10, 2004 to shareholders of record at the close of business on August 10, 2004. A copy of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated July 1, 2004.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC.

BY	/s/ JOSEPH P. KROTT
Joseph P. Krott
Comptroller
(Principal Accounting Officer)

DATE July 1, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated July 1, 2004.